Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 21, 2021, is by and among EQT Corporation, a Pennsylvania corporation (the “Company”), each of the other parties listed on the signature pages attached hereto (the “Initial Holders”), and the other Holders from time to time parties hereto.

RECITALS:

WHEREAS, this Agreement is being entered into pursuant to the Membership Interest Purchase Agreement, dated as of May 5, 2021, by and among Alta Resources Development, LLC, a Delaware limited liability company, Alta Marcellus Development, LLC, a Delaware limited liability company, ARD Operating, LLC, a Delaware limited liability company, EQT Acquisition Holdco LLC, a Delaware limited liability company, and the Company (the “Purchase Agreement”);

WHEREAS, in connection with closing of the transactions contemplated by the Purchase Agreement (the “Closing”), on the date hereof the Company is issuing to the Initial Holders 98,789,388 shares of Company Common Stock (such shares of Company Common Stock, the “Shares”) in the aggregate; and

WHEREAS, the Company has required, as a condition to its willingness to enter into this Agreement, the Company and each Holder, simultaneously herewith, enter into lock-up agreements, dated as of the date hereof, on terms substantially similar to those set forth on Exhibit A hereto (together, as may be amended, the (“RRA Lock-Up Agreements”).

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

Article I.
DEFINITIONS

As used herein, the following terms shall have the following respective meanings:

“Adoption Agreement” means an Adoption Agreement in the form attached hereto as Exhibit B.

“Affiliate” means (a) as to any Person, other than an individual Holder, any other Person who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person and (b) as to any individual, (i) any Relative of such individual, (ii) any trust whose primary beneficiaries are one or more of such individual and such individual’s Relatives, (iii) the legal representative or guardian of such individual or any of such individual’s Relatives if one has been appointed and (iv) any Person controlled by one or more of such individual or any Person referred to in clauses (i), (ii) or (iii) above. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. For the avoidance of doubt, for purposes of this Agreement, (a) (i) the Company, on the one hand, and the Holders, on the other hand, shall not be considered Affiliates and (ii) any fund, entity or account managed, advised or sub-advised, directly or indirectly, by a Holder or any of its Affiliates, shall be considered an Affiliate of such Holder and (b) with respect to any fund, entity or account managed, advised or sub-advised directly or indirectly, by any Holder or any of its Affiliates, the direct or indirect equity owners thereof, including limited partners of any Holder or any Affiliate thereof, shall be considered an Affiliate of such Holder.

“Agreement” has the meaning set forth in the introductory paragraph.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by applicable law to be closed in Houston, Texas.

“Closing” has the meaning set forth in the recitals.

“Commission” means the Securities and Exchange Commission or any successor governmental agency.

“Company” has the meaning set forth in the introductory paragraph.

“Company Common Stock” means the common stock, no par value, of the Company.

“Company Securities” has the meaning set forth in Section 2.04(c)(i).

“Determination Date” means the date on which a Requesting Holder makes a Shelf Underwritten Offering Request.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder Demand Notice” has the meaning set forth in Section 2.02(b).

“Indemnified Party” has the meaning set forth in Section 3.03.

“Indemnifying Party” has the meaning set forth in Section 3.03.

“Initial Holders” has the meaning set forth in the introductory paragraph.

“Initial Demand Registrations” has the meaning set forth in Section 2.02(a).

“Investor Designee” means Alta Resources, L.L.C.

“Holder” means any record holder of Registrable Securities.

“Losses” has the meaning set forth in Section 3.01.

“Majority Holders” means, at any time, the Holder or Holders of more than 50% of the Registrable Securities at such time.

“Managing Underwriter” means, with respect to any Underwritten Offering, the lead book-running manager(s) of such Underwritten Offering.

“Notice Response Period” has the meaning set forth in Section 2.02(b).

“Opt-Out Notice” has the meaning set forth in Section 2.11.

“Permitted Transferee” means (a) with respect to any Initial Holder, any of the direct or indirect partners, shareholders or members of such Initial Holder or any trust, family partnership or family limited liability company, the sole beneficiaries, partners or members of which are such Initial Holder or Relatives of such Initial Holder and (b) any Affiliate of a Holder, in each case provided that such Transferee has delivered to the Company a duly executed Adoption Agreement.

“Person” means any individual, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Piggybacking Holder” has the meaning set forth in Section 2.04(a).

“Piggyback Notice” has the meaning set forth in Section 2.04(a).

“Piggyback Notice Response Period” has the meaning set forth in Section 2.04(a).

“Piggyback Underwritten Offering” has the meaning set forth in Section 2.04(a).

“Purchase Agreement” has the meaning set forth in the recitals.

“Registrable Securities” means (a) the Shares and (b) any securities issued or issuable with respect to the Shares by way of distribution or in connection with any reorganization or other recapitalization, merger, consolidation or otherwise; provided, however, that a Registrable Security shall cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has become effective under the Securities Act and such Registrable Security has been disposed of pursuant to such Registration Statement, (ii) such Registrable Security is disposed of under Rule 144 under the Securities Act or any other exemption from the registration requirements of the Securities Act as a result of which the legend on any certificate or book-entry notation representing such Registrable Security restricting transfer of such Registrable Security has been removed in accordance with Section 9.14 of the Purchase Agreement, or (iii) such Registrable Security has been sold or disposed of in a transaction in which the Transferor’s rights under this Agreement are not assigned to the Transferee pursuant to Section 5.02; and provided, further, that any security that has ceased to be a Registrable Security shall not thereafter become a Registrable Security and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities shall not be a Registrable Security.

“Registration Expenses” means all expenses incurred by the Company in complying with Article II, including, without limitation, all registration and filing fees, printing expenses, road show expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc., and fees of transfer agents and registrars, but excluding any Selling Expenses.

“Registration Statement” means any registration statement of the Company filed or to be filed with the Commission under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Relative” means, with respect to any natural person: (a) such natural person’s spouse, (b) any lineal descendant, parent, grandparent, great grandparent or sibling or any lineal descendant of such sibling (in each case whether by blood or legal adoption), and (c) the spouse of a natural person described in clause (b) of this definition.

“Requesting Holder” means any Holder or group of Holders that makes a Shelf Underwritten Offering Request. From Closing until January 17, 2022, the Investor Designee shall be the only Person that can be a Requesting Holder.

“Requesting Holder and Shelf Piggybacking Holders Securities” has the meaning set forth in Section 2.02(c)(i).

“RRA Lock-Up Agreements” has the meaning set forth in the recitals.

“Section 2.02 Maximum Number of Shares” has the meaning set forth in Section 2.02(c).

“Section 2.04 Maximum Number of Shares” has the meaning set forth in Section 2.04(c).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to any rule under the Securities Act shall be deemed to refer to any similar or successor rule or regulation.

“Selling Expenses” means all (a) underwriting fees, discounts and selling commissions allocable to the sale of Registrable Securities, (b) transfer taxes allocable to the sale of the Registrable Securities, (c) costs or expenses related to any roadshows conducted in connection with the marketing of any Shelf Underwritten Offering and (d) fees and expenses of counsel engaged by any Holders (subject to Article III).

“Selling Holder” means a Holder selling Registrable Securities pursuant to a Registration Statement.

“Shares” has the meaning set forth in the recitals.

“Shelf Piggybacking Holder” has the meaning set forth in Section 2.02(b).

“Shelf Registration Statement” has the meaning set forth in Section 2.01(a).

“Shelf Underwritten Offering” has the meaning set forth in Section 2.02(a).

“Shelf Underwritten Offering Request” has the meaning set forth in Section 2.02(a).

“Suspension Period” has the meaning set forth in Section 2.03.

“Transfer” means any offer, sale, pledge, encumbrance, hypothecation, entry into any contract to sell, grant of an option to purchase, short sale, assignment, transfer, exchange, gift, bequest or other disposition, direct or indirect, in whole or in part, by operation of law or otherwise. “Transfer,” when used as a verb, and “Transferee” and “Transferor” have correlative meanings.

“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which shares of Company Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public.

“Underwritten Offering Filing” means (a) with respect to a Shelf Underwritten Offering, a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to the Shelf Registration Statement relating to such Shelf Underwritten Offering, and (b) with respect to a Piggyback Underwritten Offering, (i) a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to an effective shelf Registration Statement (other than the Shelf Registration Statement) in which Registrable Securities could be included and Holders could be named as selling security holders without the filing of a post-effective amendment thereto (other than a post-effective amendment that becomes effective upon filing) or (ii) a Registration Statement (other than the Shelf Registration Statement), in each case relating to such Piggyback Underwritten Offering.

“UW Lock-Up Agreement” has the meaning set forth in Section 2.08(a).

“WKSI” means a well-known seasoned issuer (as defined in Rule 405 under the Securities Act).

Article II.
REGISTRATION RIGHTS

Section 2.01         Shelf Registration.

(a)            The Company shall, as soon as practicable after the date hereof, but in any event within three Business Days after the date hereof, file a Registration Statement, or amend an existing shelf registration previously filed by the Company (provided that such amendment becomes effective upon filing with the Commission) (the “Shelf Registration Statement”), under the Securities Act to permit the public resale of all the Registrable Securities by the Holders from time to time as permitted by Rule 415 under the Securities Act and shall use commercially reasonable efforts to cause such Registration Statement to become or be declared effective as soon as practicable after the filing thereof, including by filing an automatic shelf registration statement that becomes effective upon filing with the Commission in accordance with Rule 462(e) under the Securities Act to the extent the Company is then a WKSI. Promptly following the effective date of the Shelf Registration Statement, the Company shall notify the Holders of the effectiveness of such Registration Statement.

(b)            The Shelf Registration Statement shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities and shall contain a prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar rule adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. The Shelf Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to the Holders and requested by the Majority Holders.

(c)            The Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities by the Holders until all of the Registrable Securities have ceased to be Registrable Securities or the earlier termination of this Agreement (as to all Holders) pursuant to Section 6.01.

(d)            When effective, (i) the Shelf Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) in the case of any prospectus contained in the Shelf Registration Statement, such prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which such statements are made, not misleading.

Section 2.02         Underwritten Shelf Offering Requests.

(a)            From Closing until January 17, 2022, in the event that a Holder or group of Holders elects to dispose of Registrable Securities under a Registration Statement pursuant to an Underwritten Offering and reasonably expects gross proceeds of at least $200 million from such Underwritten Offering (including proceeds attributable to any Registrable Securities included in such Underwritten Offering by any Shelf Piggybacking Holders), the Company shall, at the request (a “Shelf Underwritten Offering Request”) of the Investor Designee, enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the underwriter or underwriters selected pursuant to Section 2.02(d) and shall take all such other reasonable actions as are requested by the Managing Underwriter of such Underwritten Offering and/or the Requesting Holder in order to expedite or facilitate the disposition of such Registrable Securities and, subject to Section 2.02(c), the Registrable Securities requested to be included by any Shelf Piggybacking Holder (a “Shelf Underwritten Offering”); provided, however, that the Company shall have no obligation to facilitate or participate in (i) any Shelf Underwritten Offering on or before August 20, 2021, (ii) more than one Shelf Underwritten Offering between August 21, 2021 and October 19, 2021, or (iii) more than two Shelf Underwritten Offerings between Closing and January 17, 2022 (the “Initial Demand Registrations”); and provided, further, that the Initial Demand Registrations shall be subject to the limitations set forth in Section 1.01(b)(i) of the RRA Lock-Up Agreements. Following January 17, 2022, any Holder or group of Holders that owns an aggregate amount of Registrable Securities that is equal to or greater than $200 million as determined by reference to the volume weighted average price for such Registrable Securities on any securities exchange or market on which the Shares are then listed or quoted for the ten (10) trading days immediately preceding the applicable Determination Date shall have the right to make a Shelf Underwritten Offering Request if such Holder or group of Holders reasonably expects gross proceeds of at least $200 million from such Shelf Underwritten Offering (including proceeds attributable to any Registrable Securities included in such Shelf Underwritten Offering by any Shelf Piggybacking Holders) (the “Subsequent Demand Registrations”); provided, however, that the Company shall have no obligation to facilitate or participate in more than three Shelf Underwritten Offerings in any 12-month period.

(b)           If the Company receives a Shelf Underwritten Offering Request, it will give written notice of such proposed Shelf Underwritten Offering to each Holder (other than the Requesting Holder), which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the related Underwritten Offering Filing and, if known, the number of shares of Company Common Stock that are proposed to be included in such Shelf Underwritten Offering, and of such Holders’ rights under this Section 2.02(b). Such notice shall be given promptly (and in any event at least five Business Days before the filing of the Underwritten Offering Filing or two Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering) (a “Holder Demand Notice”); provided, that if the Shelf Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company and the Requesting Holder in writing that the giving of notice pursuant to this Section 2.02(b) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Securities in such bought or overnight Underwritten Offering); and provided further, that the Company shall not so notify any such other Holder that has notified the Company (and not revoked such notice) requesting that such Holder not receive notice from the Company of any proposed Shelf Underwritten Offering. Each such Holder shall then have three Business Days (or one Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Holders received notice pursuant to this Section 2.02(b) (the “Notice Response Period”) to request inclusion of Registrable Securities in the Shelf Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and such other information as is reasonably required to effect the inclusion of such Registrable Securities) (any such Holder making such request, a “Shelf Piggybacking Holder”). If no request for inclusion from a Holder is received within such Notice Response Period, such Holder shall have no further right to participate in such Shelf Underwritten Offering.

(c)           If the Managing Underwriter of the Shelf Underwritten Offering shall inform the Company and the Requesting Holders in writing, with a copy to be provided upon request to any Shelf Piggybacking Holder, of its good faith belief that the number of Registrable Securities requested to be included in such Shelf Underwritten Offering by the Shelf Piggybacking Holders (and any other shares of Company Common Stock requested to be included by any other Persons having registration rights with respect to such offering), when added to the number of Registrable Securities proposed to be offered by the Requesting Holders, would materially adversely affect such offering, then the Company shall include in the applicable Underwritten Offering Filing, to the extent of the total number of Registrable Securities that the Company is so advised can be sold in such Shelf Underwritten Offering without so materially adversely affecting such offering (the “Section 2.02 Maximum Number of Shares”), Registrable Securities in the following priority:

(i)           First, all Registrable Securities that the Requesting Holder and Shelf Piggybacking Holders requested to be included therein (the “Requesting Holder and Shelf Piggybacking Holders Securities”) (pro rata among the Requesting Holders and Shelf Piggybacking Holders based on the number of Registrable Securities each requested to be included); and

(ii)          Second, to the extent that the number of Requesting Holder and Shelf Piggybacking Holders Securities is less than the Section 2.02 Maximum Number of Shares, the shares of Company Common Stock requested to be included by any other Persons having registration rights with respect to such offering, pro rata among such other Persons based on the number of shares of Company Common Stock each requested to be included.

(d)           The Company shall be entitled, subject to the Requesting Holder’s consent (which is not to be unreasonably withheld, conditioned or delayed), to select the Managing Underwriter in connection with any Shelf Underwritten Offering. The Requesting Holders shall determine the pricing of the Registrable Securities offered pursuant to any Shelf Underwritten Offering and the applicable underwriting discounts and commissions and determine the timing of any such Shelf Underwritten Offering, subject to Section 2.03.

Section 2.03         Delay and Suspension Rights. Notwithstanding any other provision of this Agreement, the Company may (a) delay filing or effectiveness of a Shelf Registration Statement (or any amendment thereto) or effecting a Shelf Underwritten Offering or (b) suspend the Holders’ use of any prospectus that is a part of a Shelf Registration Statement upon written notice to each Holder whose Registrable Securities are included in such Shelf Registration Statement (provided that in no event shall such notice contain any material non-public information regarding the Company) (in which event such Holder shall discontinue sales of Registrable Securities pursuant to such Registration Statement but may settle any then-contracted sales of Registrable Securities), in each case for a period of up to (i) 60 days if such period begins on or before January 17, 2022 or (ii) 90 days if such period begins after January 17, 2022, in each case if the Board determines, in good faith, that (w) such delay or suspension is in the best interest of the Company and its stockholders generally due to a pending financing or other transaction involving the Company, including a proposed sale of shares of Company Common Stock by the Company for its own account, (x) such registration or offering would render the Company unable to comply with applicable securities laws, (y) such registration or offering would require disclosure of material information that the Company would otherwise not have to disclose at such time or (z) such registration or offering would be materially detrimental to the Company (any such period, a “Suspension Period”); provided, however, that the Company may not exercise its delay and suspension rights under this Section 2.03 more than (i) once prior to January 17, 2022 or (ii) twice in any twelve consecutive month period. For the purposes of calculating the number of days of one or more Suspension Periods under this Section 2.03, such number shall include any number of days during the applicable period during which the Holders were obligated to discontinue their disposition of Registrable Securities pursuant to Section 2.06(b) of this Agreement.

Section 2.04         Piggyback Registration Rights.

(a)            Subject to Section 2.04(c), if the Company at any time proposes to file an Underwritten Offering Filing for an Underwritten Offering of shares of Company Common Stock for its own account (a “Piggyback Underwritten Offering”), it will give written notice of such Piggyback Underwritten Offering to each Holder, which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the Underwritten Offering Filing and, if known, the number of shares of Company Common Stock that are proposed to be included in such Piggyback Underwritten Offering, and of such Holders’ rights under this Section 2.04(a). Such notice shall be given promptly (and in any event at least five Business Days before the filing of the Underwritten Offering Filing or two Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering) (a “Piggyback Notice”); provided, that if the Piggyback Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company in writing that the giving of notice pursuant to this Section 2.04(a) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Securities in such bought or overnight Underwritten Offering). Each such Holder shall then have three Business Days (or one Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Holders received notice (the “Piggyback Notice Response Period”) pursuant to this Section 2.04(a) to request inclusion of Registrable Securities in the Piggyback Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and such other information as is reasonably required to effect the inclusion of such Registrable Securities) (any such Holder making such request, a “Piggybacking Holder”). If no request for inclusion from a Holder is received within the Piggyback Notice Response Period, such Holder shall have no further right to participate in such Piggyback Underwritten Offering. Subject to Section 2.04(c), the Company shall use its commercially reasonable efforts to include in the Piggyback Underwritten Offering all Registrable Securities that the Company has been so requested to include by the Piggybacking Holders; provided, however, that if, at any time after giving written notice of a proposed Piggyback Underwritten Offering pursuant to this Section 2.04(a) and prior to the execution of an underwriting agreement with respect thereto, the Company shall determine for any reason not to proceed with or to delay such Piggyback Underwritten Offering, the Company shall give written notice of such determination to the Piggybacking Holders (which such Holders will hold in strict confidence) and (i) in the case of a determination not to proceed, shall be relieved of its obligation to include any Registrable Securities in such Piggyback Underwritten Offering (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay, shall be permitted to delay inclusion of any Registrable Securities for the same period as the delay in including the shares of Company Common Stock to be sold for the Company’s account.

(b)            Each Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggyback Underwritten Offering at any time prior to the execution of an underwriting agreement with respect thereto by giving an Opt-Out Notice to the Company requesting that such Holder not receive notice from the Company of any proposed Piggyback Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing; provided, further, that if the Company has provided a Piggyback Notice at the time a Holder revokes its Opt-Out Notice, such revocation shall not extend the Piggyback Notice Response Period. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not, and shall not be required to, deliver any notice to such Holder pursuant to this Section 2.4 and such Holder shall no longer be entitled to participate in any Piggyback Underwritten Offering.

(c)            If the Managing Underwriter of the Piggyback Underwritten Offering shall inform the Company in writing of its good faith belief that the number of Registrable Securities requested to be included in such Piggyback Underwritten Offering, when added to the number of shares of Company Common Stock proposed to be offered by the Company (and any other shares of Company Common Stock requested to be included by any other Persons having registration rights on parity with the Piggybacking Holders with respect to such offering), would materially adversely affect such offering, then the Company shall include in such Piggyback Underwritten Offering, to the extent of the total number of securities which the Company is so advised can be sold in such offering without so materially adversely affecting such offering (the “Section 2.04 Maximum Number of Shares”), shares of Company Common Stock in the following priority:

(i)           First, if the Piggyback Underwritten Offering is for the account of the Company, all shares of Company Common Stock that the Company proposes to include for its own account (the “Company Securities”); and

(ii)          Second, if the Piggyback Underwritten Offering is for the account of the Company, to the extent that the number of Company Securities is less than the Section 2.04 Maximum Number of Shares, the shares of Company Common Stock requested to be included by the Piggybacking Holders and holders of any other shares of Company Common Stock requested to be included by Persons having rights of registration on parity with the Piggybacking Holders with respect to such offering, pro rata among the Piggybacking Holders and such other holders based on the number of shares of Company Common Stock each requested to be included.

(d)           The Company shall select the underwriters in any Piggyback Underwritten Offering and shall determine the pricing of the shares of Company Common Stock offered pursuant to any Piggyback Underwritten Offering, the applicable underwriting discounts and commissions and the timing of any such Piggyback Underwritten Offering.

Section 2.05         Participation in Underwritten Offerings.

(a)            In connection with any Underwritten Offering contemplated by Sections 2.02 or 2.04, the underwriting agreement into which each Selling Holder and the Company shall enter into shall contain such representations, covenants, indemnities (subject to Article III) and other rights and obligations as are customary in Underwritten Offerings of securities by the Company; provided that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Selling Holder for inclusion in the applicable Registration Statement. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder’s authority to enter into such underwriting agreement and to sell, and its ownership of and title to, the securities being registered on its behalf, its intended method of distribution and any other representation required by law or reasonably requested by the underwriters.

(b)            Any participation by Holders in a Piggyback Underwritten Offering shall be in accordance with the plan of distribution of the Company.

(c)            In connection with any Piggyback Underwritten Offering in which any Holder includes Registrable Securities pursuant to Section 2.04, such Holder agrees to (i) supply any information reasonably requested by the Company in connection with the preparation of a Registration Statement and/or any other documents relating to such registered offering and (ii) execute and deliver any agreements and instruments being executed by all holders on substantially the same terms reasonably requested by the Company or the Managing Underwriter, as applicable, to effectuate such registered offering, including, without limitation, underwriting agreements (subject to Section 2.05(a)), custody agreements, lock-ups, “hold back” agreements pursuant to which such Holder agrees not to sell or purchase any securities of the Company for the same period of time following the registered offering as is agreed to by the Company and the other participating holders, powers of attorney and questionnaires.

(d)            If the Company or Managing Underwriter, as applicable, requests that the Holders take any of the actions referred to in Section 2.05(c), the Holders shall take such action promptly but in any event within three Business Days following the date of such request.

Section 2.06      Registration Procedures.

(a)            In connection with its obligations under this Article II, the Company will:

(i)             promptly prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(ii)            furnish to each Selling Holder such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including without limitation all exhibits), such number of copies of the prospectus contained in such Registration Statement (including without limitation each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

(iii)           if applicable, use commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Selling Holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iii) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(iv)           in connection with an Underwritten Offering, use all commercially reasonable efforts to provide to each Selling Holder a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company, in each case that have been provided to the Managing Underwriter in connection with the Underwritten Offering;

(v)            promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(vi)           otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and shall furnish to each such Selling Holder at least the Business Day prior to the filing thereof a copy of any amendment or supplement to such Registration Statement or prospectus;

(vii)          provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(viii)        cause all Registrable Securities covered by such Registration Statement to be listed on any securities exchange on which the Company Common Stock is then listed; and

(ix)           enter into such customary agreements and take such other actions as the Selling Holder or Selling Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, in the case of a Shelf Underwritten Offering or Piggyback Underwritten Offering, to agree, and to cause its directors and “executive officers” (as defined under Section 16 of the Exchange Act) to agree, to customary “lock-up” arrangements for up to 45 days with the underwriters thereof to the extent reasonably requested by the Managing Underwriters, subject to exceptions for permitted sales by directors and executive officers during such period consistent with underwritten offerings previously conducted by the Company).

(b)            Each Holder agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.06(a)(v), such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.06(a)(v) as filed with the Commission or until it is advised in writing by the Company that the use of such Registration Statement may be resumed, and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. The Company may provide appropriate stop orders to enforce the provisions of this Section 2.06(b).

Section 2.07      Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in any Registration Statement or Underwritten Offering if such Holder has failed to timely furnish such information that the Company determines, after consultation with its counsel, is reasonably required in order for any registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.08      Lock-Up Agreements. In connection with any Underwritten Offering contemplated by Section 2.02, if reasonably requested by the Managing Underwriter of such Underwritten Offering, each Holder of Registrable Securities participating in such Underwritten Offering shall enter into a customary lock-up agreement with the Managing Underwriter of such Underwritten Offering to not make any sale or other disposition of any Company Common Stock owned by such Holder (a “UW Lock-Up Agreement”); provided that all executive officers and directors of the Company are bound by and have entered into substantially similar UW Lock-Up Agreements on terms no more favorable than any UW Lock-Up Agreement to be entered into by a Holder in connection with such Underwritten Offering; provided further, that nothing herein, and no UW Lock-Up Agreement, shall prevent any Holder from (i) making a distribution of Registrable Securities to any of its partners, members or stockholders thereof or a transfer of Registrable Securities to an Affiliate that is otherwise in compliance with the applicable securities laws, so long as such distributees or transferees, as applicable, agree to be bound by the restrictions set forth in this Section 2.08 or (ii) making sales of shares of Company Common Stock that were purchased in the open market; and provided further, that the foregoing provisions shall only be applicable to the Holders if all Holders are treated similarly with respect to any release prior to the termination of the lock-up period such that if any Holder is released, then all Holders shall also be released to the same extent on a pro rata basis. The Company may impose stop-transfer instructions with respect to the shares of Company Common Stock (or other securities) subject to a UW Lock-Up Agreement until the end of the applicable period of such UW Lock-Up Agreement. The provisions of this Section 2.08 shall cease to apply to such Holder once such Holder no longer beneficially owns any Registrable Securities.

Section 2.09      Expenses. The Company shall be responsible for all Registration Expenses incident to its performance of or compliance with its obligations under this Article II. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

Section 2.10      Other Registration Rights. From and after the date hereof, the Company shall not, without the prior written consent of the Majority Holders, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company for such Holders on a basis other than pari passu with, or expressly subordinate to, the piggyback rights of the Holders hereunder provided, that in no event shall the Company enter into any agreement that would permit another holder of securities of the Company to participate on a pari passu basis (in terms of priority of cut-back based on advice of underwriters) with a Requesting Holder or a Shelf Piggybacking Holder in a Shelf Underwritten Offering.

Section 2.11      Opt-Out Notices. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of the proposed filing of any Shelf Underwritten Offering, Piggyback Underwritten Offering, the withdrawal of any Shelf Underwritten Offering or Piggyback Underwritten Offering or any event that would lead to a Suspension Period as contemplated by Section 2.03; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing; provided, further, that if the Company has provided a Holder Demand Notice or a Piggyback Notice at the time a Holder revokes its Opt-Out Notice, such revocation shall not extend the Notice Response Period or the Piggyback Notice Response Period, as applicable. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not deliver any notice to such Holder pursuant to Section 2.02, Section 2.03, Section 2.04 or Section 2.06, as applicable, and such Holder shall no longer be entitled to the rights associated with any such notice and each time prior to a Holder’s intended use of an effective Registration Statement, such Holder will notify the Company in writing at least two Business Days in advance of such intended use, and if a notice of a Suspension Period was previously delivered (or would have been delivered but for the provisions of this Section 2.11) and the Suspension Period remains in effect, the Company will so notify such Holder, within one Business Day of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous notice of such Suspension Period, and thereafter will provide such Holder with the related notice of the conclusion of such Suspension Period immediately upon its availability.

Article III.
INDEMNIFICATION AND CONTRIBUTION

Section 3.01      Indemnification by the Company. The Company will indemnify and hold harmless each Selling Holder, its officers and directors and each Person (if any) that controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, costs and expenses (including attorneys’ fees) (“Losses”) caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact (a) contained in any Registration Statement relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) included in any prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that such indemnity shall not apply to that portion of such Losses caused by, or arising out of, any untrue statement, or alleged untrue statement or any such omission or alleged omission, to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Holder expressly for use therein.

Section 3.02      Indemnification by the Holders. Each Holder agrees to indemnify and hold harmless the Company, its officers and directors and each Person (if any) that controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact (a) contained in any Registration Statement relating to Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) included in any prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, only to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of such Holder expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus.

Section 3.03      Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 3.01 or 3.02, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article III, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice), and the Indemnifying Party shall be entitled to participate in such proceeding and, unless in the reasonable opinion of outside counsel to the Indemnified Party a conflict of interest between the Indemnified Party and Indemnifying Party may exist in respect of such claim, to assume the defense thereof jointly with any other Indemnifying Party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (a) if the Indemnifying Party fails to assume the defense or employ counsel reasonably satisfactory to the Indemnified Party, (b) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party or (c) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction, except to the extent any Indemnified Party or Parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other Indemnified Parties or to the extent representation of all Indemnified Parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the Indemnifying Party shall be liable for any expenses therefor. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

Section 3.04      Contribution.

(a)            If the indemnification provided for in this Article III is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities in respect of which indemnity is to be provided hereunder, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company (on the one hand) and a Holder (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(b)            The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Article III were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 3.04(a). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 3.04(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article III, no Holder shall be liable for indemnification or contribution pursuant to this Article III for any amount in excess of the net proceeds of the offering received by such Holder, less the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Article IV.
RULE 144

With a view to making available the benefits of certain rules and regulations of the Commission that may permit the resale of the Registrable Securities without registration, the Company agrees to use its commercially reasonable efforts to:

(a)            make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b)            file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c)            so long as a Holder owns any Registrable Securities, furnish (i) to the extent accurate, forthwith upon request, a written statement of the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act and (ii) unless otherwise available via the Commission’s EDGAR filing system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Article V.
LEGENDS AND TRANSFER OF RIGHTS

Section 5.01      Share Legend.

(a)            Each certificate or book-entry notation representing the Shares shall (unless otherwise permitted by the provisions of Section 5.01(b)) bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

(b)            The legend on any shares of Company Common Stock covered by this Agreement shall be removed if (i) such shares of Company Common Stock are sold pursuant to an effective registration statement, (ii) a registration statement covering the resale of such shares of Company Common Stock is effective under the Securities Act and the applicable holder of such share of Company Common Stock delivers to the Company a representation letter agreeing that such shares of Company Common Stock will be sold under such effective registration statement, (iii) if such shares of Company Common Stock may be sold by the holder thereof free of restrictions pursuant to Rule 144(b) under the Securities Act or (iv) such shares of Company Common Stock are being sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, that with respect to clause (iii) or (iv) above, the holder of such shares of Company Common Stock has provided all necessary documentation and evidence (which may include an opinion of counsel) as may reasonably be required by the Company to confirm that the legend may be removed under applicable securities law. The Company shall cooperate with the applicable holder of Company Common Stock covered by this Agreement to effect removal of the legend on such shares pursuant to this Section 5.01(b) as soon as reasonably practicable after delivery of notice from such holder that the conditions to removal are satisfied (together with any documentation required to be delivered by such holder pursuant to the immediately preceding sentence). The Company shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 5.01(b).

Section 5.02     Transfer of Rights. The rights to registration and other rights under this Agreement may be assigned to a Transferee of Registrable Securities if such Transferee is a Permitted Transferee.

Article VI.
MISCELLANEOUS

Section 6.01     Termination. This Agreement shall terminate, and the parties shall have no further rights or obligations hereunder on (a) the fifth anniversary of the date hereof or (b) as to any Holder, following July 21, 2023, on such earlier date on which both (i) such Holder, together with such Holder’s Affiliates, owns less than 1.0% of the issued and outstanding shares of Company Common Stock and (ii) all Registrable Securities owned by such Holder and such Holder’s Affiliates may be sold without restriction pursuant to Rule 144 under the Securities Act and the Company is compliant with Rule 144(c) under the Securities Act.

Section 6.02      Severability. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

Section 6.03      Governing Law; Waiver of Jury Trial.

(a)            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws that would direct the application of the laws of another jurisdiction.

(b)            THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT. FURTHER, NOTHING HEREIN SHALL DIVEST A COURT OF COMPETENT JURISDICTION OF THE RIGHT AND POWER TO GRANT A TEMPORARY RESTRAINING ORDER, TO GRANT TEMPORARY INJUNCTIVE RELIEF, OR TO COMPEL SPECIFIC PERFORMANCE OF ANY DECISION OF AN ARBITRAL TRIBUNAL MADE PURSUANT TO THIS PROVISION.

Section 6.04      Adjustments Affecting Registrable Securities. The provisions of this Agreement shall apply to any and all shares of capital stock of the Company or any successor or assignee of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution for Registrable Securities, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise in such a manner and with such appropriate adjustments as to reflect the intent and meaning of the provisions hereof and so that the rights, privileges, duties and obligations hereunder shall continue with respect to the capital stock of the Company as so changed.

Section 6.05      Binding Effects; Benefits of Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and each Holder and its successors and assigns. Except as provided in Section 5.02, neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned or transferred, by operation of law or otherwise, by any Holder without the prior written consent of the Company.

Section 6.06      Notices. All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given if (a) personally delivered, (b) sent by nationally recognized overnight courier, (c) sent by registered or certified mail, postage prepaid, return receipt requested, or (d) sent by email. Such notices and other communications must be sent to the following addresses or email addresses:

(a)            If to the Company, to:

EQT Corporation

625 Liberty Avenue, Suite 1700

Pittsburgh, Pennsylvania 15222

Attention: General Counsel

Email: WiJordan@eqt.com

with copies (which shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention: Jeffrey S. Munoz; John M. Greer; Chris B. Bennett

Email: jeff.munoz@lw.com; john.greer@lw.com; chris.bennett@lw.com

(b)            If to an Initial Holder, to the address or email address of such Initial Holder as they appear on such Initial Holder’s signature page attached hereto or such other address or email address as may be designated in writing by such Holder; and

(c)            If to any other Holders, to their respective addresses or email addresses set forth on the applicable Adoption Agreement; or to such other address or email address as the party to whom notice is to be given may have furnished to such other party in writing in accordance herewith. Any such communication shall be deemed to have been received (a) when delivered, if personally delivered, (b) the next Business Day after delivery, if sent by nationally recognized, overnight courier, (c) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by first-class mail or (d) on the date sent, if sent by email during normal business hours of the recipient or on the next Business Day, if sent by email after normal business hours of the recipient.

Section 6.07      Modification; Waiver. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Company, the Investor Designee and the Majority Holders, provided, however, that this Agreement may not be amended, modified or supplemented in a manner that is disproportionately adverse to the rights of a Holder under this Agreement as compared to the other Holders under this Agreement without the prior written consent of such Holder. No course of dealing between the Company and the Holders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 6.08      Entire Agreement. Except as otherwise expressly provided herein, this Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith.

Section 6.09      Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts taken together shall constitute but one agreement.

[signature page follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its undersigned duly authorized representative as of the date first written above.

EQT CORPORATION

By:	/s/ Toby Z. Rice
Name:	Toby Z. Rice
Title:	President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HOLDERS:

Alotta Oil Company

By:	/s/ Stuart W. Stedman
Name:	Stuart W. Stedman
Title:	President

Address: [Personal information redacted]
Contact Person: Stuart W Stedman
Email: [Personal information redacted]

ARI 1740 Fund, L.P.

By:	/s/ Matthew Swaim
Name:	Matthew Swaim
Title:	CEO

Address: [Personal information redacted]
Contact Person: Katrina Wolfe
Email: [Personal information redacted]

Aviral Sharma

By:	/s/ Aviral Sharma
Name:	Aviral Sharma

Address: [Personal information redacted]
Email: [Personal information redacted]

Baupost Group Securities, L.L.C.

By:	/s/ Thomas W. Blumenthal
Name:	Thomas W. Blumenthal
Title:	Partner

Address: [Personal information redacted]
Contact Person: Thomas W. Blumenthal
Email: [Personal information redacted]

[Signature Page to Registration Rights Agreement]

Bufflehead Exploration, Inc.

By:	/s/ M. Kent Mitchell
Name:	M. Kent Mitchell
Title:	Manager

Address: [Personal information redacted]
Contact Person: M. Kent Mitchell
Email: [Personal information redacted]

Bufflehead Holdings, LLC

By:	/s/ M. Kent Mitchell
Name:	M. Kent Mitchell
Title:	Manager

Address: [Personal information redacted]
Contact Person: M. Kent Mitchell
Email: [Personal information redacted]

Conrad N. Hilton Foundation

By:	/s/ Michael Buchman
Name:	Michael Buchman
Title:	Vice President and CIO

Address: [Personal information redacted]
Contact Person: Investment Office
Email: [Personal information redacted]

Dolomite Resources, Inc.

By:	/s/ Spiros Vassilakis
Name:	Spiros Vassilakis
Title:	Vice President

Address: [Personal information redacted]
Contact Person: Spiros Vassilakis
Email: [Personal information redacted]

[Signature Page to Registration Rights Agreement]

Doug Van Brunt

By:	/s/ Doug Van Brunt
Name:	Doug Van Brunt

Address: [Personal information redacted]
Email: [Personal information redacted]

Edward J. Greenberg Revocable Trust

By:	/s/ Edward J. Greenberg
Name:	Edward J. Greenberg
Title:	Trustee

Address: [Personal information redacted]
Contact Person: Edward J. Greenberg
Email: [Personal information redacted]

FA Corp.

By:	/s/ Andrew K. Golden
Name:	Andrew K. Golden
Title:	President

Address: [Personal information redacted]
Contact Person: Theo Kim
Email: [Personal information redacted]

GMB Ventures, LLC

By:	/s/ C. Grant Mitchell
Name:	C. Grant Mitchell
Title:	Manager-Member

Address: [Personal information redacted]
Contact Person: C. Grant Mitchell
Email: [Personal information redacted]

[Signature Page to Registration Rights Agreement]

GSO Energy Select Opportunities Fund AIV-2 LP

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

GSO COF III AIV-2 LP

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

GSO Energy Partners-B LP

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

GSO Energy Partners-C II LP

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

GSO Energy Partners-D LP

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

Address: [Personal information redacted]
Contact Person: General Counsel
Email: [Personal information redacted]

[Signature Page to Registration Rights Agreement]

Indigo 2009, LLC

By:	Fourth Century, LLC, its Manager
By:	3C Corporation, its Manager

By:	/s/ Alexander C. Banker
Name:	Alexander C. Banker
Title:	Vice President and Treasurer

Address: [Personal information redacted]
Contact Person: John Ricotta
Email: [Personal information redacted]

J. Todd Mitchell

By:	/s/ J. Todd Mitchell
Name:	J. Todd Mitchell

Address: [Personal information redacted]
Email: [Personal information redacted]

Jennifer Lauren Odinet

By:	/s/ Jennifer Lauren Odinet
Name:	Jennifer Lauren Odinet

Address: [Personal information redacted]
Email: [Personal information redacted]

Jennifer McCarthy

By:	/s/ Jennifer McCarthy
Name:	Jennifer McCarthy

Address: [Personal information redacted]
Email: [Personal information redacted]

John Montgomery

By:	/s/ John Montgomery
Name:	John Montgomery

Address: [Personal information redacted]
Email: [Personal information redacted]

[Signature Page to Registration Rights Agreement]

Joseph C. Walton and Molly E. Walton

By:	/s/ Joseph C. Walton and Molly E. Walton
Name:	Joseph C. Walton and Molly E. Walton

Address: [Personal information redacted] Contact Person: Joseph Walton Email: [Personal information redacted]

Joseph Greenberg

By:	/s/ Joseph Greenberg
Name:	Joseph Greenberg

Address: [Personal information redacted] Email: [Personal information redacted]

Katherine Brooks

By:	/s/ Katherine Brooks
Name:	Katherine Brooks

Address: [Personal information redacted] Email: [Personal information redacted]

KiwiEnergy, Ltd.

By:	KiwiGroup, L.L.C., General Partner

By:	/s/ Mark E. Gregg
Name:	Mark E. Gregg
Title:	President and CEO

Address: [Personal information redacted] Contact Person: Mark Gregg Email: [Personal information redacted]

Laura Drum

By:	/s/ Laura Drum
Name:	Laura Drum

Address: [Personal information redacted] Email: [Personal information redacted]

[Signature Page to Registration Rights Agreement]

Lauren Ford

By:	/s/ Lauren Ford
Name:	Lauren Ford

Address: [Personal information redacted] Email: [Personal information redacted]

Maria Clare Mitchell 2012 Gift Trust

By:	/s/ J. Todd Mitchell
Name:	J. Todd Mitchell
Title:	Trustee

Address: [Personal information redacted] Contact Person: Todd Mitchell Email: [Personal information redacted]

Nicholas Colyer Mitchell 2012 Gift Trust(19)

By:	/s/ J. Todd Mitchell
Name:	J. Todd Mitchell
Title:	Trustee

Address: [Personal information redacted] Contact Person: Todd Mitchell Email: [Personal information redacted]

Nicola Atkinson

By:	/s/ Nicola Atkinson
Name:	Nicola Atkinson

Address: [Personal information redacted] Email: [Personal information redacted]

Owen Hammond Worley

By:	/s/ Owen Hammond Worley
Name:	Owen Hammond Worley

Address: [Personal information redacted] Email: [Personal information redacted]

[Signature Page to Registration Rights Agreement]

Piney Point Energy Ventures, LLC

By:	/s/ Spiros Vassilakis
Name:	Spiros Vassilakis
Title:	Vice President

Address: [Personal information redacted] Contact Person: Spiros Vassilakis Email: [Personal information redacted]

Red Alta LLC

By:	/s/ Mark A. Shoberg
Name:	Mark A. Shoberg
Title:	Authorized Person

Address: [Personal information redacted] Contact Person: Mark A. Shoberg Email: [Personal information redacted]

Richard K. Steeg

By:	/s/ Richard K. Steeg
Name:	Richard K. Steeg

Address: [Personal information redacted] Email: [Personal information redacted]

Stedman West Family Partnership, Ltd.

By:	/s/ Stuart W. Stedman
Name:	Stuart W. Stedman
Title:	Sole Manager of G.P.

Address: [Personal information redacted] Contact Person: Stuart W. Stedman Email: [Personal information redacted]

[Signature Page to Registration Rights Agreement]

Stephen A. Kelly

By:	/s/ Stephen A. Kelly
Name:	Stephen Kelly

Address: [Personal information redacted] Email: [Personal information redacted]

Susan M. Greenberg Revocable Trust

By:	/s/ Susan M. Greenberg
Name:	Susan M. Greenberg
Title:	Trustee

Address: [Personal information redacted] Contact Person: Susan M. Greenberg Email: [Personal information redacted]

The Broad Foundation

By:	/s/ Julie Baker
Name:	Julie Baker
Title:	Attorney-in-Fact

Address: [Personal information redacted] Contact Person: K.C. Krieger Email: [Personal information redacted]

The David and Lucile Packard Foundation

By:	/s/ Kimberly Sargent
Name:	Kimberly Sargent
Title:	Chief Investment Officer

Address: [Personal information redacted] Contact Person: David Cormier Email: [Personal information redacted]

[Signature Page to Registration Rights Agreement]

Townes G. Pressler 2012 GTSE Family Trust

By:	/s/ Townes G. Pressler, Jr.
Name:	Townes G. Pressler, Jr.
Title:	Co-Trustee

By:	/s/ Penny P. Pressler
Name:	Penny P. Pressler
Title:	Co-Trustee

Address: [Personal information redacted] Contact Person: Townes G. Pressler Email: [Personal information redacted]

UBS Rollover IRA Y633234

By:	/s/ Richard A. Shortz
Name:	Richard A. Shortz
Title:	Beneficiary

Address: [Personal information redacted] Contact Person: Richard Shortz Email: [Personal information redacted]

Walton Mitchell and Company, Inc.

By:	/s/ J. Todd Mitchell
Name:	J. Todd Mitchell
Title:	President

Address: [Personal information redacted] Contact Person: Todd Mitchell Email: [Personal information redacted]

Walton RM RBO James M. - TR

By:	/s/ Bart C. Carletto
Name:	Bart C. Carletto
Title:	On behalf of BNY Mellon, N.A., Trustee Vice President

Address: [Personal information redacted] Contact Person: Bart Carletto Email: [Personal information redacted]

[Signature Page to Registration Rights Agreement]

Wesley West Minerals, Ltd.

By:	/s/ Stuart W. Stedman
Name:	Stuart W. Stedman
Title:	Sole Manager of Stedman West Land and Cattle Company LLC, General Partner

Address: [Personal information redacted] Contact Person: Stuart W. Stedman Email: [Personal information redacted]

William “Lee” Chenault

By:	/s/ William Chenault
Name:	William “Lee” Chenault

Address: [Personal information redacted] Email: [Personal information redacted]

Yana Management Company

By:	/s/ Stuart W. Stedman
Name:	Stuart W. Stedman
Title:	President

Address: [Personal information redacted] Contact Person: Stuart W. Stedman Email: [Personal information redacted]

[Signature Page to Registration Rights Agreement]

EXHIBIT A

form of RRA Lock-up AGREEMENT

This Lockup Agreement (this “Agreement”) is dated as of July 21, 2021 and is between EQT Corporation, a Pennsylvania corporation (the “Company”), and [ ˜ ], a [ ˜ ] (the “Holder”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Registration Rights Agreement (as defined below).

WHEREAS, this Agreement is being entered into pursuant to that Registration Rights Agreement, dated as of July 21, 2021, by and among the Company and the other parties thereto (the “Registration Rights Agreement”);

WHEREAS, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions, in the case of Holder, on the transfer of Company Common Stock and, in the case of the Company, the issuance or sale of Company Common Stock.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

Article I.

LOCKUP

Section 1.01

(a)            Except as provided in Section 1.01(b), from the date of Closing to and including January 17, 2022, Holder agrees that it shall not offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any shares of Company Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Company Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Company Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Company, which consent may be withheld in the Company’s sole discretion. Following January 17, 2022, Holder will have the right to resell any Registrable Securities held by Holder, including (i) in non-underwritten resales under the Registration Statement, (ii) pursuant to Subsequent Demand Registrations, (iii) pursuant to Rule 144 under the Securities Act or (iv) pursuant to any other applicable exemption from the registration requirements of the Securities Act, in each case, subject to Section 2.03.

(b)            Notwithstanding Section 1.01(a), from the date of Closing to and including January 17, 2022:

(i)             The Holder may sell up to an aggregate of 50% of the Registrable Securities held by such Holder (the “Aggregate Threshold Amount”) pursuant to the Initial Demand Registrations; provided, however, that the Holder may not sell more than an aggregate of 25% of the Registrable Securities held by such Holder in any Initial Demand Registration made pursuant to Section 2.02(a)(ii) of the Registration Rights Agreement (the “Interim Threshold Amount”); provided, further, that the Company may, in its sole discretion, increase the Aggregate Threshold Amount or Interim Threshold Amount if requested by the Investor Designee in connection with the Initial Demand Registrations; provided further that if a party to the Registration Rights Agreement elects not to participate in an Initial Demand Registration or a participant in an Initial Demand Registration elects not to sell a number of Registrable Securities equal to such holder’s Interim Threshold Amount or Aggregate Threshold Amount, as the case may, then Holder may elect to sell an additional number of Registrable Securities held by such Holder in such Initial Demand Registration so long as the total number of Registrable Securities sold by all participants in the Initial Demand Registrations does not exceed 50% of the Registrable Securities or 25% of the Registrable Securities in any Initial Demand Registration made pursuant to Section 2.02(a)(ii) of the Registration Rights Agreement; and

(ii)            The Holder may sell up to an aggregate of [ ˜ ]1 Shares pursuant to (a) non-underwritten resales under the Registration Statement, (b) Rule 144 under the Securities Act, or (c) any other applicable exemption from the registration requirements of the Securities Act, in each case, subject to the delay and suspension rights set forth in Section 2.03 of the Registration Rights Agreement.

(c)            From the date of Closing to and including August 20, 2021, the Company agrees that it shall not offer, sell, contract to sell, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise grant any rights with respect to, directly or indirectly, any shares of Company Common Stock or securities convertible into or exchangeable or exercisable for any shares of Company Common Stock or enter into a transaction which would have the same effect, or publicly disclose the intention to make any such offer or sale or to enter into any such transaction or other arrangement, without, in each case, the prior written consent of the Investor Designee, which consent may be withheld in the Investor Designee’s sole discretion, except for (A) issuance of Company Common Stock upon (1) exercise of options, (2) settlement of performance share units, (3) vesting of restricted shares, (4) vesting of shares issued at the election of a participant or as a matching contribution under employee 401(k) plans, (5) the vesting of deferred stock units, (6) settlement of phantom units and (7) elections under employee stock purchase programs, in each case, granted under the Company’s benefit and compensation plans as in effect on the date of this Agreement, (B) the issuance of Company Common Stock, restricted stock, stock options, performance share units, phantom units, or other stock performance awards under the Company’s benefit and compensation plans as in effect on the date of this Agreement or under the EQT Corporation 2020 Long-Term Incentive Plan, and (C) the offer and sale of shares of Company Common Stock in accordance with the Company’s 2009 Dividend Reinvestment and Stock Purchase Plan as in effect on the date of this Agreement.

1 Note to Draft: The pro rata amount of 2,500,000 shares of Company Common Stock held by such Holder.

Article II.
MISCELLANEOUS

Section 2.01            Severability. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

Section 2.02            Governing Law; Waiver of Jury Trial.

(a)            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws that would direct the application of the laws of another jurisdiction.

(b)            THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT. FURTHER, NOTHING HEREIN SHALL DIVEST A COURT OF COMPETENT JURISDICTION OF THE RIGHT AND POWER TO GRANT A TEMPORARY RESTRAINING ORDER, TO GRANT TEMPORARY INJUNCTIVE RELIEF, OR TO COMPEL SPECIFIC PERFORMANCE OF ANY DECISION OF AN ARBITRAL TRIBUNAL MADE PURSUANT TO THIS PROVISION.

Section 2.03            Binding Effects; Benefits of Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and Holder and its successors and assigns. Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned or transferred, by operation of law or otherwise, by a party hereto without the prior written consent of the other party.

Section 2.04            Notices. All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given if (a) personally delivered, (b) sent by nationally recognized overnight courier, (c) sent by registered or certified mail, postage prepaid, return receipt requested, or (d) sent by email. Such notices and other communications must be sent to the following addresses or email addresses:

(a)            If to the Company, to:

EQT Corporation

625 Liberty Avenue, Suite 1700

Pittsburgh, Pennsylvania 15222

Attention: General Counsel

Email: WiJordan@eqt.com

with copies (which shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention: Jeffrey S. Munoz; John M. Greer; Chris B. Bennett

Email: jeff.munoz@lw.com; john.greer@lw.com; chris.bennett@lw.com

(b)            If to Holder, to the address or email address of Holder as they appear on Holder’s signature page attached hereto or such other address or email address as may be designated in writing by Holder.

Section 2.05            Modification; Waiver. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Company and the Holder. No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 2.06            Entire Agreement. Except as otherwise expressly provided herein, this Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith.

Section 2.07            Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts taken together shall constitute but one agreement.

[signature page follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its undersigned duly authorized representative as of the date first written above.

EQT CORPORATION

By:
Name:	Toby Z. Rice
Title:	President and Chief Executive Officer

[Signature Page to Lockup Agreement]

HOLDER:

[HOLDER]

By:
Name:
Title:

Address:
Contact Person:
Email:

[Signature Page to Lockup Agreement]

EXHIBIT B

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned transferee (“Transferee”) pursuant to the terms of [each of (a)]2 the Registration Rights Agreement, dated as of [●], 2021, among EQT Corporation, a Pennsylvania corporation (the “Company”), and the Holders party thereto (as amended from time to time, the “Registration Rights Agreement”) [and (b) the Lock-Up Agreement, dated as of [●], 2021, between the Company and the Holder (as amended from time to time, the “Lock-Up Agreement” and, together with the Registration Rights Agreement, the “Registration Rights and Lock-Up Agreements”)]. Terms used and not otherwise defined in this Adoption Agreement have the meanings set forth in the Registration Rights [and Lock-Up] Agreement[s].

By the execution of this Adoption Agreement, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain shares of Company Common Stock subject to the terms and conditions of the Registration Rights [and Lock-Up] Agreement[s], among the Company and the Holders party thereto.

2. Agreement. Transferee (a) agrees that the shares of Company Common Stock acquired by Transferee shall be bound by and subject to the terms of the Registration Rights [and Lock-Up] Agreement[s], pursuant to the terms thereof, and (b) hereby adopts the Registration Rights [and Lock-Up] Agreement[s] with the same force and effect as if he, she or it were originally a party thereto.

3. Notice. Any notice required as permitted by the Registration Rights [and Lock-Up] Agreement[s] shall be given to Transferee at the address listed below Transferee’s signature.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Company Common Stock and other securities referred to above and in the Registration Rights [and Lock-Up] Agreement[s], to the terms of the Registration Rights [and Lock-Up] Agreement[s].

Signature:

Address:
Contact Person:
Telephone Number:
Email:

2 Note to Draft: Bracketed language to be included only if an Adoption Agreement is entered into during the term of the Lockup Agreements.

B-1